SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                  --------------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 21, 2005

                       MORTGAGEBROKERS.COM HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                      0-49998                 554486
 (STATE OR OTHER JURISDICTION OF    COMMISSION FILE NO.)     IRS EMPLOYEE
  INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


                            45 Vogell Road, Suite 101
                         Richmond Hill, Ontario L4B-3P6
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (416) 410-4848
                            (ISSUER TELEPHONE NUMBER)



                         (FORMER NAME AND ADDRESS)


---------------------------------------------------------------------------


FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 21, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange between (the "Agreement") between the Company and Mortgagebrokers.com, Inc ("Mortgagebrokers"), a Delaware corporation, the Company purchased all of the outstanding shares of Mortgagebrokers.com for the issuance of 4,000,000 shares of the Company's common stock to Alex Haditaghi, the sole shareholder of Mortgagebrokers.
Pursuant to the Agreement, Mortgagebrokers became a wholly owned subsidiary of the Company. The acquisition was approved by the unanimous consent of our Board of Directors on March 21, 2005.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 21, 2005 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange between (the "Agreement") between the Company and Mortgagebrokers.com, Inc ("Mortgagebrokers"), a Delaware corporation, the Company purchased all of the outstanding shares of Mortgagebrokers.com for the issuance of 4,000,000 shares of the Company's common stock to Alex Haditaghi, the sole shareholder of Mortgagebrokers. Pursuant to the Agreement, Mortgagebrokers became a wholly owned subsidiary of the Company.

MortgageBrokers is a mortgage brokerage firm serving the lending needs of real estate professionals, builders, and individual home buyers. The company has access to a full range of mortgage sources, and is dedicated to finding the right loan with the best rates, terms and costs--to meet each client's unique needs.

The aim of the company is to provide its customers fair mortgage rates at reasonable prices, while keeping each client informed and educated throughout the process. Mortgagebrokers will ultimately launch an in-house lending division, while bringing new and innovative products to the market place.

The company is led by a team whose experience spans every facet of the mortgage lending industry. At the helm of the Mortgagebrokers is Alex Haditaghi, CEO. Mr. Haditaghi is a founding member of MortgageBrokers.com, and a successful serial entrepreneur. Mr. Haditaghi is one of the foremost mortgage specialists in the online mortgage industry, With Lending Tree Canada (www.lendingtree.ca) and founder of the successful InfoSoft Media - one of Canada's premier information technology providers. Michael Williams, VP Operations, and Rosa Lamanna, Senior Sales Manager, complete the team with extensive real estate lending, mortgage, and management experience (See: 5.0 Management Summary for additional information).

The company will serve Canadians' mortgage needs across the country. The Company will base its operations in Toronto, Ontario, a city considered to be the finance center of Canada, and home many of the country's largest corporations. Toronto has more than 76,000 businesses generating a gross domestic product of $98 billion, and employs over 1.3 million people. Forty percent of Canadian companies on Fortune's Global 500 are in Toronto. The standard of education is high, with 34.87% of the population having a University degree. The standard of living is also high and retail spaces catering to this population fair well in the city. The Company plans to implement four corporate offices in Toronto in 2005. The Canadian mortgage industry is a $500 billion industry with an estimated $40 billion in new mortgages this past year. In USA the mortgage finance market increased 53.4% to US$3.8 trillion in 2003 from US$2.4 trillion in 2002, due to the extremely favourable interest rate environment in 2003. All of the leading companies profiled achieved positive asset growth over the 1999 to 2003 review period.

Mortgagebrokers.com plans to obtain mortgage broker licenses across all 50 states in the USA. This process has already begun and the company expects to have these licenses by the end of summer 2005.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 21, 2005, pursuant to the Agreement, the Company issued 4,000,000 shares of its common stock to Alex Haditaghi in exchange for the shares of Mortgagebrokers. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors.

In addition, Alex Haditaghi had the necessary investment intent as required by
Section 4(2) since he agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.

     Financial statements of the business acquired are included herein.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

2.1 Stock Purchase Agreement and Share Exchange dated as of March 21, 2005 between the Company and Mortgagebrokers.com Inc.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORTGAGEBROKERS.COM HOLDINGS, INC.

                                    By: /s/ Alex Haditaghi
                                        --------------------------
                                            ALEX HADITAGHI
                                            CEO


Dated: March 21, 2005

                           MORTGAGEBROKERS.COM, INC.

                        (A Development Stage Enterprise)

                              FINANCIAL STATEMENTS



                                Table of Contents


Report of Independent Registered Public Accounting Firm........................            F - 2

Balance Sheet .................................... ............................            F - 3

Statement of Operations for the period from October 5, 2004 (inception)                    F - 4
through December 31, 2004......................................................

Statement of Changes in Shareholder's Equity for the period from October                   F - 5
5, 2004 (inception) through December 31, 2004 .................................

Statement of Cash Flows for the period from October 5, 2004 (inception)                    F - 6
through December 31, 2004......................................................

Notes to Financial Statements..................................................            F - 7 -11


             Report of Independent Registered Public Accounting Firm



To the shareholder and board of directors of MortgageBrokers.com, Inc.

     We have audited the accompanying balance sheet of MortgageBrokers.com, Inc. as of December 31, 2004 and the related statements of operations, changes in shareholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MortgageBrokers.com, Inc. as of December 31, 2004, and for the period of October 5, 2004 (inception) through December 31, 2004 in conformity with accounting principles generally accepted in the United States.

     The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company needs to seek new sources or methods of financing or revenue to pursue its business strategy, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





Jewett, Schwartz, & Associates

Hollywood, Florida
February 1, 2005


                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)
                                  BALANCE SHEET
                                DECEMBER 31, 2004






                                     ASSETS

Current Assets:
Cash                                                                           $            10
                                                                               ---------------

  TOTAL ASSETS                                                                 $            10
                                                                               ===============


                      LIABILITIES AND SHAREHOLDER'S EQUITY

Current Liabilities:                                                           $            -
                                                                               ---------------

   TOTAL LIABILITIES                                                                        -
                                                                               ---------------

SHAREHOLDER'S EQUITY
Common Stock $.01 par value; 1,000 shares authorized,
  issued and outstanding
                                                                                            10
Additional paid-in capital                                                                  -
Retained earnings                                                                           -
                                                                               ---------------

   TOTAL SHAREHOLDER'S EQUITY                                                               10
                                                                               ---------------

  TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                   $            10
                                                                               ===============




   The accompanying notes are an integral part of these financial statements.


                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)

                             STATEMENT OF OPERATIONS

      FOR THE PERIOD FROM OCTOBER 5, 2004 (INCEPTION) TO DECEMBER 31, 2004





Revenue                                                                         $               -
Cost of goods sold                                                                              -
                                                                                -----------------
Gross profit                                                                                    -

OPERATING EXPENSES
Selling, general and administrative expenses                                                    -
Other expenses                                                                                  -
                                                                                -----------------

TOTAL OPERATING EXPENSES                                                                        -

LOSS BEFORE TAXES                                                                               -

INCOME TAXES                                                                                    -
                                                                                -----------------

  NET INCOME                                                                    $               -
                                                                                =================

Net income (loss) per share - basic and diluted                                 $               -
                                                                                =================

Weighted average shares outstanding - baisc and diluted                                     1,000
                                                                                =================




   The accompanying notes are an integral part of these financial statements.


                 MORTGAGEBROKERS.COM, INC. (A Development Stage
                                   Enterprise)

                  STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY


                                             Common Stock
                                         1,000 shares authorized
                                       ---------------------------   Additional
                                         Shares      Par Value         Paid-in         Retained
                                         Issued    $.01 per share      Capital         Earnings            Total
                                       ---------       -----       -------------       -------------       --------

BALANCE - OCTOBER 5, 2004 (Inception)

Issuance of common shares to founder       1,000       $  10                  --                  --       $     10

Net income                                    --          --                  --                  --             --
                                       ---------       -----       -------------       -------------       --------

BALANCE - DECEMBER 31, 2004                1,000       $  10       $          --       $          --       $     10
                                       =========       =====       =============       =============       ========












   The accompanying notes are an integral part of these financial statements


                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)

                             STATEMENT OF CASH FLOWS

      FOR THE PERIOD FROM OCTOBER 5, 2004 (INCEPTION) TO DECEMBER 31, 2004



Cash Flows from Operating Activities
Net income                                                                    $                -
                                                                              ------------------

 Net cash used by operating activities                                                         -
                                                                              ------------------

Cash Flows from Investing Activities
 Net cash used by investing activities                                                         -
                                                                              ------------------

Cash Flows from Financing Activities
Proceeds from sale of common stock to founder                                                 10
                                                                              ------------------

 Net cash provided by financing activities                                                    10
                                                                              ------------------

Change in Cash                                                                                 -
Cash - Beginning of period                                                                     -
                                                                              ------------------

Cash - End of period                                                          $               10
                                                                              ------------------
                                                                              ==================






   The accompanying notes are an integral part of these financial statements.

                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENT
                       FOR THE PERIOD FROM OCTOBER 5, 2004
                        (INCEPTION) TO DECEMBER 31, 2004


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
------------

MortgageBrokers.com, Inc. (the "Company") was incorporated On October 5, 2004 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has had no operations to date other than issuing shares to its original shareholders.

Development Stage Enterprise: The Company is currently devoting substantially
----------------------------
all of its efforts to establishing a new business and its planned principle operations have not commenced as of December 31, 2004. In their efforts to establish a new business, management is commencing with design of its business and marketing plans that include the following: preparation of a financial plan, cash forecast and operating budget; identifying markets to raise additional equity capital and debt financing; embarking on research and development activities; performing employment searches, recruiting and hiring technicians and management and industry specialists; acquiring operational and technological assets; and, developing market and distribution strategies. General and administrative expenses include professional fees, internet service charges, and other related operating expenses. Marketing and promotional expenses include costs incurred in connection with raising capital and promoting the Company.

Basis of Presentation and Going Concern: In accordance with SFAS No.7, the
---------------------------------------
Company's policy regarding the preparation of these financial statements includes the presenting, in addition to its statement of operations, changes in shareholder's equity and cash flows, the cumulative amounts of revenues and expenses, shareholder's equity transactions and cash flows since inception through December 31, 2004.

The Company's independent accountants are including a "going concern" paragraph in their accountants' report accompanying these financial statements that cautions the users of the Company's financial statements that these statements do not include any adjustments that might result from the outcome of this uncertainty because the Company is a development stage enterprise that has not commenced its planned principal operations. Furthermore, the "going concern" paragraph states that the Company's ability to continue is also dependent on its ability to, among other things, obtain additional debt and equity financing, identify customers, secure vendors and suppliers, and establish an infrastructure for its operations.

Even though the Company has not commenced planned principal operations or generated revenues from prospective customers nor has it secured the funding necessary to meet its current working capital needs, management believes that, despite the extent of the

                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENT
                       FOR THE PERIOD FROM OCTOBER 5, 2004
                        (INCEPTION) TO DECEMBER 31, 2004


financial requirements and funding uncertainties going forward, it has a business plan under development that, if successfully funded and executed as an integral part of a financial structuring, the Company can overcome the concerns of the independent accountants within the next twelve months. Management continues to actively seek various sources and methods of short and long-term financing and support; however, there can be no assurances that some or all of the necessary financing can be obtained. Management continues to explore alternatives that include seeking strategic investors, lenders and/or technology partners and pursuing other transactions that, if consummated, might ultimately result in the dilution of the interest of the current shareholders.

Because of the nature and extent of the uncertainties, many of which are outside the control of the Company, there can be no assurances that the Company will be able to ultimately consummate planned principal operations or secure the necessary financing.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Revenue Recognition
-------------------

The Company has adopted and follows the guidance provided in the Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 104, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes
------------

The Company uses the asset and liability method of accounting for income taxes as required by SFAS No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the

                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENT
                       FOR THE PERIOD FROM OCTOBER 5, 2004
                        (INCEPTION) TO DECEMBER 31, 2004


recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Deferred income tax assets and liabilities are computed annually for the difference between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

Loss Per Share
--------------

The Company computed basic and diluted loss per share amounts for December 31, 2004 pursuant to the Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share." There are no potentially dilutive shares outstanding and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

Stock-Based Compensation
------------------------

The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock Based Compensation - Transition and Disclosure,' which allows entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 has been applied.

The Company accounts for stock options or warrants issued to non-employees for goods or services in accordance with the fair value method of SFAS 123. Under this method, the Company records an expense equal to the fair value of the options or warrants issued. The fair value is computed using an options pricing model.

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information regarding the fair value of

                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENT
                       FOR THE PERIOD FROM OCTOBER 5, 2004
                        (INCEPTION) TO DECEMBER 31, 2004


certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale of liquidation.

Recent Authoritative Pronouncements
-----------------------------------

In May 2003, the FASB issued Statement No. 149; "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This Statement establishes standards for certain changes in the accounting treatment of derivative contracts. SFAS 149 is effective for contracts entered into or modified after June 30, 2003, except for certain provisions that relate to Statement No. 133 implementation issues that have been effective for fiscal quarters that began prior to June 15, 2003, which should continue to be applied in accordance with their respective effective dates. The guidance should be applied prospectively. The adoption of Statement No. 149 is not expected to have a material impact on the Company's financial position, results of operations, or liquidity.

In May 2003, the FASB issued Statement No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this Statement in accordance with this Statement. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company's financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". This interpretation represents an interpretation of Accounting Research Bulletin No. 51. The accounting research bulletin requires that a Company's financial statements include subsidiaries in which the Company has a controlling financial interest. Financial statement interpretation No. 46 gives guidance on identifying variable interest entities and on assessing whether a Company's investment in a variable interest entity requires consolidation thereof. This interpretation is effective immediately for investments made in variable interest entities after January 31, 2003 and it is effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The adoption of FASB Interpretation No. 46 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

                            MORTGAGEBROKERS.COM, INC.
                        (A Development Stage Enterprise)
                          NOTES TO FINANCIAL STATEMENT
                       FOR THE PERIOD FROM OCTOBER 5, 2004
                        (INCEPTION) TO DECEMBER 31, 2004


NOTE 3 - INCOME TAXES

There was no income tax expense for the years ended December 31, 2004 and for the period October 5, 2004 (inception) through December 31, 2004 due to the Company's net losses.

The Company's tax expense (benefit) differs from the "expected" tax expense (benefit) for the years ended December 31, 2004 (computed by applying the Federal Corporate tax rate of 34% to loss before taxes), as follows:

                                                                                            October 5,
                                                                                                2004
                                                                                           (inception)
                                                                                               Through
                                                                                              December
                                                          2004            2003               31, 2004
                                                   ----------------------------------------------------
Computed "expected" tax expense (benefit)             $ (  - )     $ (       -    )    $ (    -    )
Benefit of operating loss carry forwards                   -                 -                -
                                                   ----------------------------------------------------
                                                      $    -       $         -         $      -
                                                   ====================================================

The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2004 are as follows:

             Deferred tax assets:                        2004
                                                    --------------
             Current deferred tax assets            $         -
             Net operating loss carry forward                 -
                                                    --------------
             Total gross deferred tax assets                  -
             Less valuation allowance                        (-)
                                                    --------------
             Net deferred tax assets                $         -
                                                    --------------

The Company has a net operating loss carry forward of approximately $-0-available to offset future taxable income.

The valuation allowance at December 31, 2004 was $-0-. The net change in valuation allowance during the year ended December 31, 2003 was an increase of $ -0-.